UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 2, 2016

CÜR MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-183760	99-0375741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2217 New London Turnpike

South Glastonbury, CT 06073

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (860) 430-1520

N/A

(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

CÜR Media, Inc., a Delaware corporation (the "Company"), has finalized the product tier structure, and related features, functionality and pricing, of CÜR Music ("CÜR"), the Company's new social streaming music experience that combines the listening experience of free internet radio products with an on-demand listening experience for listening on mobile devices and the web.

CÜR includes a hybrid streaming music service offering many features that free, ad-supported internet radio products provide, without interruptive advertising, and includes a limited on-demand listening offering. In addition to internet radio, CÜR subscribers can create playlists, personalize music with photos and videos, and share music via in-app messaging, and also through text, Twitter and Facebook. The product's first subscription level includes social features allowing users to follow and be followed by other users, view activity, and listen to other users CÜR8s. CÜR8s are the product's limited on-demand offering, which allow users to select eight of their favorite songs for on-demand play that can be replaced each day. Additionally, in the second subscription level, the product features an on-demand collection, lyrics, and the ability to listen off-line. CÜR offers access to a catalog of music from various sources, including the three major music labels.

CÜR's "Octo" and "Inked" tiers cost $1.99 and $4.99 per month, respectively. Included below is a breakdown of the functionality of each of the tiers available at launch:

OCTO	INKED

$1.99/month	$4.99/month

No Interruptive Advertising	No Interruptive Advertising

Internet radio stations based on songs and artist, and handcrafted music genres and theme stations	Internet radio stations based on songs and artist, and handcrafted music genres and theme stations

6 skips per station per hour	Unlimited skips

CÜR8: Users profile, 8 on-demand songs swappable daily; Listen to other users' CÜR8s	CÜR8 + Collection (16 additional on-demand songs)

Personalize CÜR8 with photos and short videos	Personalize CÜR8 with photos and short videos

Share songs with photos + personal videos included	Share songs with photos + personal videos included

Follow friends, Activity Stream	Follow friends, Activity Stream

Offline Listening

Lyrics

In addition, the Company plans to have a full on-demand offering available later this year for $9.99 per month.

CÜR is in public beta and is available in Apple's iTunes App Store, Google's Google Play Store and via the web at curmusic.com.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CÜR MEDIA, INC.

Date: March 2, 2016	By:	/s/ Thomas Brophy
	Name:	Thomas Brophy
	Title:	Chief Executive Officer